Orchard Presentation January 2012 NASDAQ: OSH January 2012 Exhibit 99.1

Orchard Presentation January 2012

This presentation (including information incorporated or deemed incorporated by reference herein) contains
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management.
Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “intend”, “target”, “projects”,
“estimates”, “plans”, “forecast”, “is likely to”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement.
Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the Securities and Exchange
Commission. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Safe Harbor Statement

Orchard Presentation January 2012

• Strong brand heritage and 80 year history
• Uniquely positioned between big boxes and small independent hardware stores
• Differentiated operating model focuses on high margin categories
• A new, experienced management team is in place and focused on five key priorities:
•
Project a consistent and compelling brand identity
•
Drive sales through merchandising and marketing initiatives
•
Improve operational efficiencies
•
Align resources and talent
•
Strengthen the Company’s financial position
• 2012 plans call for up to 3 new stores, renovations of up to 6 existing stores and continued positive comps; Approximately 15% of Orchard stores are expected to be in our new format by the end of fiscal 2012
About Orchard

Orchard Presentation January 2012 4 Strong Brand Heritage – Serving Customers for 80 Years 80 YEARS

Orchard Presentation January 2012

Orchard History
1931
Founded as a
Farmer’s Purchasing
Cooperative
1979
W.R. Grace
acquires Orchard
1986
Wickes acquires
Orchard from
W.R. Grace
1989
Freeman Spogli
acquires Orchard
from Wickes
34 stores
1993
Orchard IPO
43 stores
1996
Sears  acquires
Orchard
65 stores
2005
Ares acquires 20%
stake
85 stores
2009/10
Opened new stores
and launched
e-commerce
89 stores
2011
New management team, transition to stand-
alone public company, new store prototype
87 stores

Orchard Presentation January 2012

Orchard geographic footprint (as of January 5, 2012)
87
locations in California
63
leased; 16 Company-owned
64
in Northern California
23
in Southern California
42,000 –
75,000 gross sq. ft.
45,000
SKUs
1
Distribution Center (458,000
square feet in Tracy, CA)

Orchard Presentation January 2012

Service
• Knowledgeable and experienced associates
• Genuine customer hospitality
• Engaging shopping environment
Selection
• Extensive selection of national brands
• Large assortment in recurring maintenance & repair items
• High in-stock levels
• Unique assortments tailored to customer segments and geographic location
Convenience
• Prime locations in densely populated areas
• Easy in-and-out
• Easy-to-shop format
• Efficient checkout and customer pick-up across all channels
Orchard has a Powerful Operating Model

Orchard Presentation January 2012

Our Operating Model Is Aligned with Industry Forces
• Meeting the need for smaller, personalized
spaces to shop
• Combining global market savvy and sourcing
with local market delivery and know how
• Leveraging the retail evolution – going back
to specialty retailing’s roots and getting
closer to the customer

Orchard Presentation January 2012 9 Orchard Competes in a $36 Billion Home Improvement Market Total Home Improvement Market $277B CA Home Improvement Market $36B Source: HIRI and California GDP data

Orchard Presentation January 2012

% of Fiscal 2010 Revenue
Repair and Maintenance
•
Hardware
•
Plumbing
•
Electrical & industrial
•
Hand & power tools
In Home
•
Paint & home décor
•
Housewares & seasonal
Lawn & Garden
We are Focused on High Margin Categories
*Lumber and building materials do not represent a significant portion of revenue

Orchard Presentation January 2012

A New High Performance Management Team is in Place
Home Improvement and Retail Expertise
Hire Date Years in Retail Prior Experience
Mark Baker
Chief Executive Officer,
President and Director
March 2011 31 years
Chris Newman
Executive Vice President,
Chief Financial Officer
October 2011 12 years
Steven L. Mahurin
Executive Vice President,
Merchandising
May 2011 30 years
Mark A. Bussard
Senior Vice President,
Operations
June 2011 22 years
Thomas J. Carey
Senior Vice President,
Chief Marketing Officer
July 2007 17 years
David I. Bogage
Senior Vice President,
Human Resources
April 2011 17 years
Stephen W. Olsen
Senior Vice President, Supply Chain,
IT and Chief Strategy Officer
June 2010 15 years
Michael Fox
Senior Vice President,
General Counsel
October 2011 6 years
Scotty’s Home
Improvement Centers
Knox Hardware
And Lumber
Golf & Tennis
Pro Shop, Inc.
Meridian Point
Properties

Orchard Presentation January 2012

1. Project a consistent and
compelling brand identity
2. Drive sales through
merchandising and marketing
initiatives
3. Improve operational efficiencies
4. Align resources and talent
5. Strengthen the Company’s
financial position
We’re Focused on Five Key Priorities

Orchard Presentation January 2012

•
Differentiated through service
•
Rationalized and localized
assortments
•
Provides solutions
•
Neighborhood convenience
•
High repeat shopping in
garden category drives traffic
•
Quick in-and-out
•
Key home improvement
do-it-yourself category
Emphasizing High Impact Categories
Repair & Maintenance Backyard Paint

Orchard Presentation January 2012 14 Old Brand New Brand (logo, colors, look/feel) New Brand Identity

Orchard Presentation January 2012 15 New Paint Area

Orchard Presentation January 2012 16 Old Paint Area

Orchard Presentation January 2012 17 New Nursery and Garden Center

Orchard Presentation January 2012 18 Old Nursery and Garden Center

Orchard Presentation January 2012 19 New Tools Area

Orchard Presentation January 2012 20 Old Tools Area

Orchard Presentation January 2012 21 New Workbench Area

Orchard Presentation January 2012

Sales will be Driven by New Merchandising and
Marketing Strategies
• Implementing product line reviews
designed to strengthen product
assortments and drive margin growth
• Further improving inventory in-stock
levels
• Emphasizing three key categories:
repair & maintenance, backyard and
paint

Orchard Presentation January 2012

We’re Reaching New and Existing Customers to
Drive Traffic and Conversion
1. Targeting New Customers
•
Radio program & local television throughout California
• Unique campaign with “cult” following; fun, quirky and informative
•
Digital media – reaching a younger audience
•
Mobile billboards – vendor partnerships advertise Orchard/brands on trucks across the state
2. Driving Increased Purchasing Among Existing Customers
•
New Loyalty Program
•
Print programs emphasize project help and “how-to”
•
Strategic shift away from being promotionally-based to being advice-oriented

Orchard Presentation January 2012 24

Orchard Presentation January 2012

New Strategies Are Generating Positive
Comparable Store Sales Momentum
Comparable Store Sales* Growth by Quarter
*Comparable store sales are calculated using sales of stores open at least twelve months and exclude e-commerce.

Orchard Presentation January 2012

Key Accomplishments:
• Improved inventory in-stock levels
• Enhanced customer service and store support
•
New floor zone coverage
•
2-way radios
• Increased effectiveness of promotional dollars
• Better managed store and regional leadership
• Increased average ticket
• Developed new, productive store format
• Reinforced sales and service culture
Operational Efficiency is Improving

Orchard Presentation January 2012

• Reorganized regional leadership team
•
Moved from 8 districts to 4 regions
•
Home improvement and specialty retail experience
includes Home Depot, Whole Foods, Office Depot,
Safeway, Gander Mountain and Macy’s
• Set higher expectations for store management
• New playbook of standards across the store network
• Migrating from operations to sales and service focus for store teams
We are Aligning and Better Managing
Resources and Talent

Orchard Presentation January 2012

• Took actions to deleverage the Company through recent
sale-leaseback transactions on 5 properties
•
Generated gross proceeds of $57.8 million
• Paid down Real Estate Term Loan by $21.6 million
• Paid down Senior Secured Term Loan by $34.4 million
• Renegotiated Financing Arrangements in December 2011
•
Goal of enhancing operating flexibility and extending term
• Reduced total outstanding debt, including capital leases
The Company Lowered its Debt
Source:  Form 8-K filed on December 29, 2011

Orchard Presentation January 2012

Fiscal 2012 Growth Plans
• Roll-out new, store format
•
Open up to 3 new stores
•
Remodel up to 6 locations
•
Approximately 15% of fleet in new format by end of fiscal 2012
• Continue to drive comp store sales through new merchandising and marketing initiatives
• Leverage e-commerce platform (launched November 2010)